Exhibit 10.37

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT No. 3 TO PRIMARY SUPPLIER DISTRIBUTION AGREEMENT

(Admiral Petroleum Company)

This Amendment No. 3 (this “Amendment”) to the Master Distribution Agreement is made on February 10, 2020, but effective retroactively to October 1, 2019 (the “Effective Date”) and amends that certain Primary Supplier Distribution Agreement Amendment (Admiral Petroleum Company) (the “Agreement”) executed by Admiral Petroleum Company (“Admiral”) and Core-Mark International, Inc. (“Core-Mark”) with an effective date of October 1, 2016 (as amended, the “Agreement”).

AMENDMENT

Now therefore, in consideration of the covenants and promises in the Agreement and in this Amendment, the sufficiency and adequacy of which is agreed to and acknowledged, the parties hereto agree to amend the following specific terms of the Agreement as set forth herein. All other terms and conditions and provisions of the agreement shall continue in full force and effect.

1.	Term

The term of this Amendment is effective on the Effective Date and will expire on [***].

2.	Restocking Fee

For any items with a restocking fee of [***], as set forth in Exhibit D (Credit Return Policy), the restocking fees shall be reduced from [***] effective October 1, 2019 through December 31, 2019 and then adjusted from [***] January 1, 2020 through [***].

3.	Onetime Conversion Allowance (NEW)

A onetime allowance of [***] shall be paid before ten (10) days after the Effective Date and shall be fully-earned as of the date this Amendment is executed by both parties. The onetime allowance is in addition to the Marketing Allowance. Such amount is being paid without consideration to the Amendment of the Agreement.

4.	Onetime Conversion Allowance (NEW)

Effective [***] all Admiral locations will receive a new Annual Marketing Allowance that is performance based as outlined in Exhibit “AA” which will (for periods after [***]) replace the current Annual Marketing Allowance of [***] per store paid quarterly at a rate of [***]. The current allowance will remain in effect until December 31, 2020 (and shall apply for the quarter ending December 31, 2020). The new Annual Marketing Allowance in [***] will be performance-based profit sharing based on the actual performance for the quarter in which the Annual Marketing Allowance is paid supported by provided data. In no event shall the new Annual Marketing Allowance be less than [***] per store per quarter (shown as [***] per store per week on Exhibit “AA”) or greater than [***] per store per quarter (shown as [***] per store per week on Exhibit “AA”).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

5.	Assignment

The Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party, which consent shall not be reasonably withheld or delayed. However, the Agreement will be assigned to any entity acquiring all or substantially all of the business or assets of either party, including all or substantially all of the stores subject to the Agreement, provided however that any acquiring party of GPM has been approved in advance to be credit worthy as determined by Core-Mark in its sole and reasonable discretion.

Authority to Sign:

Each of the individuals signing this Agreement on behalf of the Supplier and the Customer represents and warrants to the other party that they have full authority to do so and that this Agreement legally binds the respective parties.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first written above.

Admiral Petroleum Company	CORE-MARK International

/s/ Arie Kotler	/s/ Chandler Beck
(Signature)	(Signature)

CEO	Vice President of Sales
(Title)	(Title)

2/10/2020	2/10/2020
(Date)	(Date)

/s/ Michael Bloom
(Signature)

EVP CMO
(Title)

2/10/20
(Date)